Exhibit 10.1

Amendment to Convertible Promissory Note AND PAYOFF AGREEMENT

This AMENDMENT TO CONVERTIBLE PROMISSORY NOTE AND PAYOFF AGREEMENT (this “Amendment”) is dated April ___, 2021 (the “Effective Date”), and is by and between Cuentas Inc., a Florida corporation (the “Company”), and Ari Ghershony (the “Holder”). Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings set forth in the Original Note (as defined below).

WHEREAS, the Company and the Holder are parties to that certain Convertible Promissory Note in the principal amount of $250,000, dated November 12, 2021 (the “Note”), which is convertible to common stock of the Company at a price of $6.875 per share (after adjustment following a reverse stock split of the Company’s common stock); and

WHEREAS, in order to eliminate the Company’s obligations under the Note and to incentivize the partial conversion of the Note, the Company and the Holder desire to amend the Note to provide that the Company shall prepay a portion of the Note and the remainder shall be converted into shares of common stock at a reduced Conversion Price.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                   Partial Prepayment of Note. The Company agrees that, within five (5) days of the execution of this Amendment, it shall pay to the Holder as a prepayment under Section 3 of the Note, an amount equal to $125,000 plus $ 5,000.00, which represents the amount of interest accrued on such $125,000 since the date on which the loan was made under the Note through April 16, 2021.

2.                   Amendment and Concurrent Conversion of Note. The Company and the Holder agree that the existing Conversion Price on the Note shall be hereby reduced from $6.875 per share to $4.30 per share and the remaining amount due and payable by the Company on the Note shall be converted by the Holder into 30,233 shares of Common Stock of the Company at a Conversion Price equal to $4.30 per share. It is agreed that the Holder will convert such remaining principal amount and interest accrued within five (5) days of the execution of this Amendment by surrender of the Note and providing a notice of conversion attached to the Note.

3.                   No Further Obligations. Upon receipt by the Holder of the cash payment due pursuant to Section 1 herein and the shares due pursuant to Section 2 herein, the Note shall be deemed to be canceled with no further force and effect and the Holder shall unconditionally release and forever discharge the Company from any obligations pursuant to or related to the Note.

4.                   Holder Representations.

a.                   The Holder is the beneficial owner and sole legal owner of, and has good and valid title to the Note, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (“Claims”). The Holder has not, in whole or in part, (i) assigned, transferred, hypothecated, pledged or otherwise disposed of the Note or its rights in the Note, or (ii) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Note

b.                   The Holder understands that the shares that will be issued upon conversion of the Note in accordance with Section 2 herein are “restricted securities” and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law. The Holder will only sell or transfer the shares as permitted under the Securities Act and the Holder acknowledges and agrees to the placement of a legend on any certificate or other document evidencing the shares with respect to the restrictions on the transferability of such shares. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

c.                   Holder understands that an investment in the Company is speculative and risky. Holder has substantial knowledge and experience in business and investment matters as to be capable of evaluating the risks and merits of Holder’s investment in the Company. To the extent Holder believes appropriate, Holder has discussed with Holder’s own professional legal, tax and financial the Note and this Amendment. Holder has also carefully considered and, to the extent Holder believes appropriate, has discussed with Holder’s own professional legal, tax and financial advisors the suitability of an investment in the Company for Holder’s particular tax and financial situation. In entering into the Note or this Amendment, Holder has not relied on any legal, tax or financial advice of the Company or its advisors;

d.                   Holder has had the opportunity to ask questions of, and receive answers from the Company or any authorized person acting on their behalf concerning the Company and its proposed business plan and to obtain any additional information regarding the Company and the transactions undertaken hereby. In connection therewith, Holder has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management. Holder has received and reviewed all the information concerning the Company and transaction undertaken hereby that Holder desires;

e.                   The Holder is not now, and following execution of this letter agreement will not be, liable for any brokerage, finder’s or solicitation fees or commissions with respect to the transactions contemplated by this letter agreement;

f.                    The Holder is not an underwriter with respect to the shares received hereby, nor will the shares be part of any proposed transaction deemed to be a distribution of securities of the Company;

g.                   The Holder is not acquiring the shares with knowledge of material information concerning the Company which has not been generally disclosed; and

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h.                   the Holder has not received or been provided with a prospectus, offering memorandum, or any sales or advertising literature in connection with the issuance of the shares and the Holder’s decision to convert the Note in accordance with the terms herein was not based upon, and the Holder has not relied upon, any verbal or written representations as to facts made by or on behalf of the Company, other than those set out herein.

5.                   No Other Amendment. Except as expressly modified by this Amendment, all terms, conditions and covenants contained in the Note shall remain in full force and effect.

6.                   Governing Law. This Amendment shall be governed by and construed in accordance with the internal Laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

7.                   Counterparts. This Amendment may be signed (including electronic signature) in any number of counterparts, all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties are signing this Amendment as of the date written in the introductory paragraph of this Amendment.

________________________________________ Arie Ghershony
Cuentas Inc. By: ____________________________________ Ran Daniel CFO

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